EXHIBIT 99.1

CLAIMS MANAGEMENT AND SERVICES AGREEMENT

This Claims Management and Services Agreement is made and entered into effective June 23, 2023 (the “Effective Date”), by and between KSC RECOVERY, INC., a Delaware corporation (“Recovery”), and CIL&D, LLC, a Delaware limited liability company (the “Company”). Recovery and the Company are sometimes collectively referred to in this Agreement as “Parties” or individually as a “Party.”

RECITALS

A. On May 22, 2013, the Company’s members approved that certain Plan of Dissolution and Liquidation of the Company (the “Plan”) and the Company was dissolved (the “Dissolution Date”). In summary, the Plan provides the terms and conditions for the voluntary complete dissolution and liquidation of the Company pursuant to Sections 18-801 to 18-806 of the Delaware Limited Liability Company Act (the “DLLCA”).

B. Since the Dissolution Date, the Company has undertaken the actions necessary or appropriate to comply with the Plan and the applicable provisions of the DLLCA including winding up the Company’s business and affairs by, among other things, selling or otherwise disposing of its assets and discharging or making reasonable provision for the Company’s clams and obligations.

C. The Company is now in the position to complete its winding up and file a Certificate of Cancellation with the Delaware Secretary of State but wants to make reasonable provision for those remaining legally enforceable obligations, liabilities and claims that are known to the Company as listed and described in that certain Claims List dated June 22, 2023, previously furnished to Recovery by the Company (the “Claims List”) that have not been resolved prior to the Effective Date (collectively “Claims”).

D. The Company believes it has sufficient assets to pay the Claims in full as required by Section 18-804 of the DLLCA and desires to retain Recovery to administer the resolution and payment in full of all Claims.

NOW, THEREFORE, in consideration of the foregoing, and the respective covenants and agreement of the Parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1. APPOINTMENT AND SERVICES TO BE PROVIDED. The Company hereby appoints and retains Recovery to provide or cause to be provided, and Recovery hereby accepts the appointment and agrees to provide or cause to be provided, the services described in SCHEDULE 1 attached hereto and incorporated into this Agreement concerning the management and resolution of all Claims (collectively the “Services”).

2. MANNER OF PROVIDING SERVICES. Recovery acknowledges that it understands that the Company’s existence will terminate shortly after the Effective Date. Recovery shall have the power to perform any act necessary or appropriate to provide the Services, to resolve Claims in full and to carry out the intent and purposes of this Agreement. Recovery will provide or otherwise arrange to provide all staffing, independent contractors and legal representation as it deems necessary or appropriate to provide the Services as Recovery shall determine in its reasonable discretion.

3. TRUST ACCOUNT. After a diligent and reasonable consideration of all Claims, the Company has determined that the sum specified in the Claims List for each Claim is reasonably likely to be sufficient to fund the resolution of Claims and to provide compensation for Claims, as required by Section 18-804(b) of the DLLCA, in addition to those Claims covered by insurance policies (the “Claims Balance”). In addition, the Company has made an estimate of the costs and expenses (the “Claims Management Reserve”) that may arise: (i) in seeking to address, defend and resolve Claims; (ii) in seeking to enforce contractual rights, contractual indemnifications, insurance policies, and other similar actions and efforts; (iii) the amount of any insurance deductibles and/or retentions and other similar type of items; and (iv) the defense of any other liabilities, obligations or claims arising directly or indirectly out of a Claim not known (or capable of being known) at the Effective Date other than liabilities, obligations or claims arising from the gross negligence or wilful misconduct of Recovery (collectively “Claims Management Expenses.” Claims Management Expenses shall not be used for the payment or satisfaction of any Claim as the source of payment or satisfaction shall be from the amount allocated to such particular Claim in .the Claims Balance. However, if Recovery has exhausted its own funds and it reasonably needs funding to continue its operations until all Claims are resolved, Recovery may use funds from the Claims Management Reserve as may be reasonably necessary to continue its operations until all Claims are resolved. Recovery shall establish in its own name an interest-bearing trust account at a financial institution it selects in which the Claims Balance and the Claims Management Reserve will be deposited (the “Trust Account”). Interest received on the Trust Account shall be retained by the Trust Account and shall be appropriately allocated between the Claims Balance and the Management Reserve. Except as otherwise expressly provided in this Agreement, the funds in the Trust Account (being the Claims Balance, the Claims Management Reserve, plus all interest accrued thereon from time to time) shall not be assets of Recovery and Recovery agrees to use the funds in the Trust Account to resolve and provide compensation for any Claims and with regard to the Claims Management Reserve, pay Claims Management Expenses. For purposes of illustration, funds in the Trust Account may be used to pay such items as damages, settlement amounts, investigation fees and costs, attorneys’ fees, expert witness fees, and other fees and costs associated with defending or resolving any Claim, defending the determination by the Company of the adequacy of any reasonable provision made by the Company for any Claim, as wells as any costs and expenses incurred in the enforcement of or collection on Policies (as defined below). In addition, funds in the Trust Account can be used by Recovery to purchase insurance or another financial instrument or product that would reasonably provide compensation for Claims. Funds in the Trust Account may also be used for the purposes of the indemnification of the Company as provided in Paragraph 8 below and funds in the Claims Management Reserve may also be used for the benefit of Recovery as expressly provided in this Paragraph 3. Recovery shall use the funds reserved for the resolution of any particular Claim only for such Claim; provided, however, to the extent any Claim is resolved for less than the sum initially determined to be reasonably sufficient to resolve such Claim, the remaining funds shall remain in the Trust Account and will be available and can be used to assist in the resolution of any other Claim.

4. INSURANCE. The Company or its predecessors have obtained and maintained, as applicable, the policies of insurance set out in that certain Insurance Schedule dated June 22, 2023, provided by the Company to Recovery (the “Policies”). The Policies provide coverage in accordance with their respective terms for certain Claims. It is acknowledged that some of the Polices may also provide coverage to Recovery. Funds in the Trust Account may be used to pay the premiums on the Policies, self-insured retentions, deductibles, and for any compensation of such Claims not covered by the Policies. To the extent commercially reasonable, Recovery will be an additional named insured on all Policies and the Company will ensure that the Policies can be used by Recovery to satisfy the Claims to which the Policies relate.

5. NO ASSUMPTION OF THE COMPANY’S LIABILITIES. The Parties acknowledge and agree that Recovery is not directly or indirectly assuming the Company’s liability for any of the Claims. Recovery is only providing management and administrative services to resolve and provide compensation for all Claims.

6. PAYMENTS. As compensation for the Services provided by Recovery hereunder, the Company shall pay Recovery the following amounts:

a. Lump Sum Initial Payment. Within three (3) business days following the date of this Agreement, the Company shall pay to Recovery the sum of Five Hundred Forty Thousand Dollars ($540,000).

b. Additional Payment. In addition to payment of the lump sum initial payment specified in Paragraph 6. a. above, if compensation has been paid for all Claims or the Claims have otherwise been resolved without the obligation to pay compensation from the Trust Account, the balance in the Trust Account, if any, shall be retained by Recovery as an additional fee for the Services.

7. BOOKS AND RECORDS. Recovery shall maintain or caused to be maintained adequate accounting records in reasonable detail that fairly reflect the Services provided and the funds disbursed from the Trust Account either for expenses or as compensation for Claims.

8. LIMITATION ON DAMAGES AND INDEMNIFICATION.

a. Neither Recovery nor its officers, directors, employees or agents shall be liable to the Company or any third party or holder of a Claim for any liability or loss suffered as a result of any action or omission by Recovery or its officers, directors, employees, consultants or agents or in performing the Services hereunder, except that Recovery may be liable to the extent, but only to the extent, of any direct, as opposed to indirect or consequential damages suffered which are caused by the gross negligence, willful adverse misconduct or fraud of Recovery or its officers, directors, employees, consultants or agents, or by a material uncured default by Recovery of its obligations hereunder. In no event shall Recovery and/or its officers, directors, employees or agents be liable for any Claim or for indirect or consequential damages of any nature or kind.

b. Recovery, and its officers, directors, employees, consultants and agents, shall be indemnified and held harmless from all liabilities, costs and damages, including reasonable legal fees, arbitration or litigation and court costs arising from or in connection with Recovery’s performance of Services on behalf of or benefiting the Company (even though dissolved), provided, that Recovery has in good faith performed its obligations in accordance with this Agreement. Recovery shall have the right to access and use funds in the Trust Account to pay its expenses, costs and other amounts incurred to satisfy the indemnification and hold harmless obligations as provided in this Agreement, including the payment of premiums on insurance that would be responsive to such claims.

9. INDEPENDENT CONTRACTOR STATUS. This Agreement shall not create or be interpreted to create a joint venture, partnership or similar relationship between the Company and the Recovery. Recovery, and its officers, directors, employees, consultants and agents shall be deemed to be independent contractors with full control over the manner and method of performance hereunder, except as otherwise expressly provided in this Agreement.

10. TERM AND TERMINATION. The term of this Agreement commenced effective as of the date of this Agreement and shall continue until the resolution of all Claims.

11. Additional Records re Claims. The Company shall also turn over to Recovery all books and records relating, directly or indirectly to each Claim.

12. MISCELLANEOUS.

12.1 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

12.2 ATTORNEYS’ AND OTHER FEES. Recovery will have the right to recover from the Trust Fund all costs and expenses, including reasonable attorneys’ and other fees, incurred by Recovery in connection with any action or proceeding to enforce or interpret this Agreement or for a declaration of rights hereunder. The term “attorneys’ and other fees” shall mean and include reasonable attorneys’ fees, accountants’ fees, and any and all other similar reasonable fees incurred in connection with the action or proceeding and preparation therefore. The term “action or proceeding” shall mean and include actions, proceedings, suits, arbitrations, appeals and other similar proceedings.

12.3 AUTHORITY. The undersigned are authorized to execute and enter into this Agreement for and on behalf of their respective Party.

12.4 ENTIRE AGREEMENT. This Agreement and the Schedule(s) attached hereto or previously provided as reference herein constitute the entire agreement among the Parties with respect to the subject matter of this Agreement.

12.5 WAIVER. No Party shall be deemed to have waived any right which such Party has under this Agreement, unless such Party shall have expressly waived the same in writing. No delay or omission on the part of either Party in exercising any right under this Agreement shall operate as a waiver of any such right or any other right under this Agreement.

12.6 HEADINGS. Headings at the beginning of each section and subsection are solely for the convenience of the Parties and are not a part of this Agreement.

12.7 INVESTMENT INCOME. Recovery agrees that any federal and state income taxes that may accrue on any investment income generated by the Trust Account will be included in Recovery’s tax returns with any taxes due thereon paid by Recovery.

12.8 REFUNDS AND OTHER MONIES. In the event of any refunds, return of premiums, release of funds held for security, surplus funds, or other funds are received or that can be reasonably obtained that are attributable to the Company, its predecessors or its former subsidiaries, all such amounts shall be held in the Trust Account. Recovery may use the funds described in this Section 11.8 in connection with seeking to resolving and resolving Claims and/or to pay Claims Management Expenses as Recovery shall reasonably determine. In the event any monies are returned because of unclaimed distributions or uncashed distribution checks made or cause to be made by the Company, such monies shall be added to and become a part of the escheatment Claim reserve amount in the Trust Account and Recovery shall take reasonable actions to find the owner(s) of the funds that have been returned and then comply with the applicable requirements for escheatment.

12.9 NO THIRD-PARTY BENEFICIARIES. Except as expressly provided in this Section 11.9, there shall be no third-party beneficiaries of this Agreement that may take an action to enforce the terms of this Agreement, but it is recognized that funds in the Trust Account are to be held and used for the resolution of the Claims, to pay Claims Management Expenses, and as otherwise specifically provided in this Agreement. Notwithstanding the forgoing, current and former officers, managers and directors of the Company and its affiliates and their respective estates, personal representatives, and other similar representatives (collectively “Insured Parties”) shall have the right to take any action to cause: (i) the payment of any self-insured retention or deductible insurance amount that has been reserved in the Trust Fund for any insurance policy that may provide coverage to the Insured Parties; and (ii) the enforcement of any insurance policy, including directors and officers insurance. out of the Claims Management Reserve. The prevailing party or parties shall be reimbursed for all costs and expenses by the non-prevailing party or parties including reasonable attorneys’ fees.

12.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and together shall constitute one and the same document. A facsimile, electronic or scanned signature shall be deemed an original signature for purposes of this Agreement.

[SIGNATURES CONTINUED ON NEXT PAGE.]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized officers or representatives of each of the Parties hereto, to be effective as of the date set forth above notwithstanding the actual date of signature.

“RECOVERY””		“COMPANY”
KSC RECOVERY, INC.,		CIL&D, LLC,
a Delaware corporation		a Delaware limited liability company in dissolution

By:	/s/ Terry L. Cook	By:	/s/ Richard E. Stoddard
NAME:	TERRY L. COOK	NAME	: RICHARD E. STODDARD
TITLE:	PRESIDENT	TITLE:	MANAGING LIQUIDATION DIRECTOR

Date: June 23, 2023		Date: June 23, 2023

SCHEDULE 1

SERVICES

In addition to the Services already described in the Agreement, Recovery shall provide all reasonable services to: (i) deal with and fully and finally resolve all Claims; and (ii) deal with such other matters as described herein. Such Services shall include, but are not limited to, the following:

➣ Selecting and retaining, in its sole discretion, professionals including the retention of attorneys, accountants, tax advisors, consultants and experts required for the defense or resolution of Claims and to carry out the intent and purpose of the Claims Management Reserve;

➣ Take such actions as may be required or appropriate for the preparation of final Company tax returns, the issuance of K-1s, the payment of taxes, the payment of amounts that may have been withheld or reserved for the payment of taxes.

➣ Managing including making payments from the Trust Account and any other financial account that may be established for the benefit of providing Services;

➣ Taking actions to dispute, defend against, mitigate, compromise, adjust, settle or otherwise deal with Claims to resolve Claims;

➣ Negotiating and resolving Claims by satisfaction;

➣ Taking actions to seek enforcement of the Policies and other financial resources in the name of the Company or otherwise that may be available to resolve Claims;

➣ Obtain insurance or other financial instruments or mechanisms to provide compensation for Claims;

➣ Take such actions that may be necessary or appropriate with respect to any funds held by, formerly held by or received by the Company or received by Recovery that were Company funds such as any surplus funds and uncashed distribution checks that could ultimately be escheated and to take the actions appropriate to ultimately escheat such funds as may be required;

➣ Receive and endorse checks and financial instruments in the name of the Company for deposit in the Trust Account, as applicable;

➣ Execute and deliver agreements, notices, bills of sale, documents and other items and take such actions as may be necessary or appropriate to transfer or otherwise dispose of or deal with the remaining files of the Company, any residual property of the Company such as surplus office equipment, office furniture, any item held for security for the benefit of a third-party or that should have been conveyed or transferred to any party pursuant to any prior sale or similar transaction;

➣ Take any and all actions necessary or appropriate with respect to the Claims Management Reserve and the Claims Management Expenses to carry out the intent and purpose of the Claims Management Reserve; and

➣ Entering into agreements, give notices and make filings (including any regulatory or reporting filings) with respect to the resolution of Claims and the other services to be provided by or to be caused to be provided by Recovery.